EXHIBIT 10.08

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

S11-220 : MKA	Confidential AMENDMENT	5/10/2017

AMENDMENT № 2

TO THE

LICENSE AGREEMENT EFFECTIVE THE 15TH DAY OF JUNE 2015

AND AMENDED THE 14TH DAY of SEPTEMBER 2015

BETWEEN

STANFORD UNIVERSITY

AND

CERIBELL

Effective the 1st day of April 2017, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Ceribell (“Ceribell”), a corporation having a principal place of business at 555 Bryant St., #895, Palo Alto, California, 94301, agree as follows:

1.
BACKGROUND

Stanford and Ceribell are parties to a License Agreement effective the 15th day of June 2015 (“Original Agreement”) covering dockets entitled “Method of Sonifying Brain Electrical Activity”, “Method of Sonifying Signals Obtained from a Living Subject,”, and “Seizure Detection Device disclosed in Stanford dockets S11-220, S13-470 and 14-459, from the laboratory of Drs. Josef Parvizi and Chris Chafe.

Stanford and Ceribell wish to amend the Original Agreement to modify the financial terms.

2.
AMENDMENT
2.1.
Paragraph 7.6 of Original Agreement is hereby amended as follows:

The yearly maintenance fee of [***] due [***] is waived.

S11-220 : MKA	Confidential AMENDMENT	5/10/2017

2.2.
Paragraph #7.7 of Original Agreement is hereby deleted in its entirety and replaced with the following:

Milestone Payments. Ceribell will pay Stanford the following milestone payments:

$36,000 upon Ceribell’s first commercial sale of Licensed Product.

2.3.
Paragraph #7.8 of Original Agreement is hereby deleted in its entirety and replaced with the following:

Earned Royalty. Ceribell will pay Stanford earned royalites (Y%) on Net Sales as follows:

[***] of Net Sales

Ceribell agrees that Licensed Product will be sold at a reasonable price, comparable to similar products in market.

3.
OTHER TERMS
3.1.
All other terms of the Original Agreement remain in full force and effect.
3.2.
The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Amendment № 2 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Katharine Ku
Name:	Katharine Ku
Title:	Executive Director
Date:	May 10, 2017

CERIBELL

Signature:	/s/ Xingjuan Chao
Name:	Xingjuan Chao

S11-220 : MKA	Confidential AMENDMENT	5/10/2017

Title:	CEO
Date:	5/9/2017